SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2001


                               GENERAL MILLS, INC.

               (Exact Name of Registrant as Specified in Charter)


               Delaware                  1-1185                41-0274440
       ------------------------       ------------         -------------------
       (State of Incorporation)       (Commission            (IRS Employer
                                      File Number)         Identification No.)


  Number One General Mills Boulevard
        Minneapolis, Minnesota                                    55426
      (Mail:  P.O. Box 1113)                                  (Mail: 55440)
----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600

ITEM 5. OTHER EVENTS.

     As reported on Form 8-K filed on November 2, 2001, General Mills, Inc. (the "Company") completed the acquisition from Diageo plc ("Diageo") of Diageo's worldwide Pillsbury operations effective October 31, 2001. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of July 16, 2000, by and among the Company, General Mills North American Businesses, Inc., Diageo and The Pillsbury Company ("Pillsbury"), as amended by First Amendment thereto, dated as of April 12, 2001, and as further amended by Second Amendment thereto dated as of October 31, 2001.

     This Form 8-K/A amends the Company's Current Report on Form 8-K filed on November 2, 2001 (as previously amended by Form 8-K/A filed November 5, 2001 and Form 8-K/A filed January 11, 2002) to include (i) pro forma financial information for the 26 week period ended November 25, 2001 and (ii) unaudited combined financial statements for The Pillsbury Company, Subsidiaries and Related Entities as of September 30, 2000 and 2001 and for each of the three month periods ended as of September 30, 2000 and 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits. The following exhibits are filed as part of this report:

            99.1 Unaudited Pro forma Combined Statement of Earnings for the 26 Weeks Ended November 25, 2001.

            99.2 Unaudited Combined Financial Statements for The Pillsbury Company, Subsidiaries and Related Entities as of September 30, 2000 and 2001 and for each of the Three Month Periods ended September 30, 2000 and 2001.

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 29, 2002

                                        GENERAL MILLS , INC.


                                        By: /s/ Siri S. Marshall
                                            ------------------------------------
                                            Name:  Siri S. Marshall
                                            Title: Senior Vice President,
                                                     General Counsel

                                 EXHIBIT INDEX

  Exhibit Number     Description
  --------------     -----------

            99.1 Unaudited Pro forma Combined Statement of Earnings for the 26 Weeks Ended November 25, 2001.

            99.2 Unaudited Combined Financial Statements for The Pillsbury Company, Subsidiaries and Related Entities as of September 30, 2000 and 2001 and for each of the Three Month Periods ended September 30, 2000 and 2001.